UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 21, 2008 (April 15, 2008)

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY 10022		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 15, 2008, Independent Producers of America, LLC (“IPA”), a wholly owned subsidiary of American Independence Corp. (the “Registrant”), entered into a Contribution Agreement with Insurance Producers Group of America, Inc. (“IPG”), Insurance Producers of America Agency, Inc. (“IPA1”) and Independent Producers of America Agency, Inc. (“IPA2”, collectively with IPA1 and IPG, the “IPG Group”) (the “Contribution Agreement”).  Pursuant to the Contribution Agreement, the IPG Group agreed to sell all of its assets to IPA in exchange for forty nine (49%) of the membership interests in IPA and one million five hundred ninety two thousand dollars ($1,592,000) in cash.  A copy of the Contribution Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1  Contribution Agreement dated April 15, 2008 by and among Independent Producers of America, LLC, a wholly owned subsidiary of the Registrant, Insurance Producers Group of America, Inc., Insurance Producers of America Agency, Inc. and Independent Producers of America Agency, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INPENDENCE CORP.

(Registrant)

By: /s/ Adam C. Vandervoort Vice President, General Counsel and Secretary	Date:	April 21, 2008

Exhibit 10.1

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of April 15, 2008 by and among Independent Producers of America, LLC, a Delaware limited liability company (the “Company”), Insurance Producers Group of America, Inc.,  a Nevada corporation (“IPG”), Insurance Producers of America Agency, Inc., a Delaware corporation (“IPA 1”),  and Independent Producers of America Agency, Inc., a Delaware corporation (“IPA 2,” collectively with IPA 1 and IPG, the “IPG Group”).  As used herein, the term “IPG Group” refers both to each member of the IPG Group, individually, and to all members of the IPG Group, jointly and severally.

R E C I T A L S

WHEREAS, the IPG Group is engaged in the business of marketing health and life insurance plans and association memberships and ancillary benefits to individuals and small business owners (such business, as conducted by the IPG Group, is referred to herein as the “IPG Business”);

WHEREAS, Independence American Holdings Corp., a Delaware corporation (“IAHC”), is as of the date hereof, and shall be immediately prior to the closing of the transactions contemplated hereby, the sole member of the Company;

WHEREAS, the IPG Group desires to contribute to the Company the IPG Business, including, without limitation, the assets and properties used to conduct such IPG Business, as described herein, on the terms and subject to the conditions set forth herein, in exchange for forty-nine (49%) of the membership interests in the Company (the “Membership Interests”) and ONE MILLION FIVE HUNDRED NINTY-TWO THOUSAND DOLLARS ($1,592,000) in cash (the “Cash Consideration”);

WHEREAS, concurrently with the closing hereunder, IAHC and IPG shall enter into an Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) of the Company.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

CONTRIBUTION OF IPG BUSINESS AND ASSETS

Section 1.01.

Contributed Assets.  Subject to and upon the terms and conditions set forth in this Agreement, the IPG Group will sell, transfer, convey, assign and deliver to the Company, and the Company will acquire, on the Closing Date, all right, title and interest of the IPG Group in the IPG Business (other than the Excluded Assets), including, without limitation, all assets, properties and rights of the IPG Group that are necessary, material or useful to the IPG Group in the conduct of the IPG Business (including, without limitation, those assets described in Schedule 1.01 hereto) (collectively, the “Contributed Assets”), free and clear of any security interests, liens, pledges, charges, encroachments, defects of title, options, rights of first refusal, easements or any other encumbrance or restriction on the use or exercise of any attribute of ownership (collectively “Liens”) other than Permitted Liens.

Section 1.02.

Excluded Assets.  Notwithstanding Section 1.01 hereof, including the assets described on Schedule 1.01 hereto, the IPG Group shall retain title to, and will not be deemed to have contributed to the Company, the assets, properties and rights of the IPG Group described in Schedule 1.02 hereto (collectively, the “Excluded Assets”).

Section 1.03.

Assumed Liabilities; Excluded Liabilities.  (a)  At the Closing, the Company shall assume as of the Closing and agree to perform and discharge thereafter the following Liabilities of the IPG Group to the extent not previously performed or discharged, and no others of any kind or nature, whether absolute, accrued, contingent or otherwise:

(i)

all Liabilities of the IPG Group which are to be performed from and after the Closing under the Assumed Contracts, provided that the Company shall not assume any Liabilities arising out of any Default by the IPG Group of any provision of any Assumed Contract; and

(ii)

any and all Liabilities of the IPG Group that the Company agrees to assume in writing at the Closing or thereafter, in its sole discretion (such items (i) and (ii) are collectively referred to herein as the “Assumed Liabilities”).

(b)

The Assumed Liabilities shall specifically exclude all other Liabilities of the IPG Group or the IPG Business (the “Excluded Liabilities”), including, but not limited to, all Liabilities in connection with, resulting from, or arising out of, directly or indirectly, the ownership, operation or control of the IPG Business and the Contributed Assets prior to the Closing Date, other than the Assumed Liabilities.  If any Excluded Liability is not paid or provided for by the IPG Group and the Company reasonably determines that the failure of the IPG Group to make any payments or provisions has impaired the Company’s use or enjoyment of the Contributed Assets, the Company may at any time after the Closing Date elect to make any or all such payments directly (but shall have no obligation to do so) and the IPG Group’s failure to make any such payments will constitute a breach of this Article I and the amount of any such payments shall constitute damages for which the Company may seek indemnification under Article VII hereof.

Section 1.04.

Tax Treatment.  It is the intention of the parties that the transfer of the Contributed Assets to the Company shall qualify as transfers under Section 721 of the Internal Revenue Code (the “Code”).

Section 1.05.

Issuance of Membership Interests.  In accordance with the Operating Agreement and Section 721 of the Code, (i) the Company is issuing to IPG, in exchange for the Contributed Assets, certain Membership Interests of the Company as set forth in the Operating Agreement and (ii) IPG shall receive credit to its capital account, as determined pursuant to the Operating Agreement, for the Contributed Assets.

ARTICLE II
CASH CONSIDERATION

Section 2.01.

Cash Consideration.  At the Closing, the Company will wire transfer to IPG, to one or more accounts identified by IPG in writing prior to the Closing, an amount equal to ONE MILLION FIVE HUNDRED NINETY-TWO THOUSAND DOLLARS ($1,592,000).

ARTICLE III
INSTRUMENTS OF TRANSFER AND ASSUMPTION

Section 3.01.

Transfer Documents.  At the Closing, the IPG Group will deliver to the Company (a) one or more Bills of Sale in form and substance satisfactory to the Company (collectively, the “Bill of Sale”) and (b) all such other good and sufficient instruments of sale, transfer and conveyance as shall be effective to vest in the Company all of the IPG Group’s right and title to, and interest in, the Contributed Assets.  From and after the Closing, the Company shall have the right and authority, at its expense, to collect for its account all items to which it is entitled as provided in this Agreement and to endorse with the name of the IPG Group any checks or drafts received on account of any such items.  The IPG Group hereby covenants to remit to the Company within two (2) business days of receipt thereof any payments made after the Closing to the IPG Group’s accounts arising out of any sales related to the Contributed Assets made by the Company before or after the Closing Date.

Section 3.02.

Consents.  Without limiting the IPG Group’s obligation to obtain all required consents, if any attempted sale, transfer, conveyance, assignment or confirmation of any contract or right included in the Contributed Assets is not permitted without the consent of any other party to such contract or right as a matter of law or in accordance with the terms of such contract or right or would constitute a breach of such contract or right or would in any way impair the rights of the Company thereunder, then in such event the IPG Group will use its reasonable best efforts to obtain, or will assist the Company to obtain, such consents as may be necessary or appropriate to vest in the Company all of the IPG Group’s right, title and interest in any and all such contracts and rights.  If such consent is not obtained or if a sale, transfer, conveyance, assignment or confirmation, attempted sale, transfer, conveyance, assignment or confirmation is not so permitted or would be ineffective or would impair the Company's rights thereunder, the IPG Group will cooperate with the Company in any reasonable arrangement designed to provide for the Company the benefits under any such contract or right.

Section 3.03.

Other Documents.  At any time and from time to time after the Closing, at the Company's request and without further consideration, the IPG Group shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Company, and to confirm the Company's title to, all of the Contributed Assets, to put the Company in actual possession and operating control thereof and to assist the Company in exercising all rights with respect thereto.

ARTICLE IV
CLOSING

Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange (via email or facsimile) of documents and signatures on the date hereof (the “Closing Date”).  The Closing shall be effective as of the close of business on the Closing Date or as of such other time as the parties hereto shall agree.

ARTICLE V
REPRESENTATIONS AND WARRANTIES TO THE COMPANY

The IPG Group hereby represents and warrants, as of the date hereof (except to the extent that a representation or warranty is given as of a particular date in which case such representation or warranty shall be made only as of such particular date), to the Company that:

Section 5.01.

Organization; Qualification.  Each of IPG, IPA 1 and IPA 2 is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to own, lease and operate its assets and properties and to carry on its business, including but not limited to the IPG Business, as it is now being conducted and to carry out the transactions contemplated by this Agreement and the other Transaction Documents.  Each of IPG, IPA 1 and IPA 2 has the power and authority to execute and deliver and perform its obligations under this

Agreement and the other Transaction Documents and to undertake the transactions contemplated hereby and thereby.

Section 5.02.

Authorization, Execution and Delivery of Agreement and Transaction Documents.  The execution, delivery and performance of this Agreement and the other Transaction Documents by the IPG Group and the transfer of the Contributed Assets to the Company have been duly and validly authorized and approved by all necessary corporate action.  This Agreement is, and each of the other Transaction Documents when executed and delivered will be, a valid and binding obligation of  the IPG Group, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally.

Section 5.03.

Title to and Sufficiency of Assets.  The IPG Group has good and marketable title to or a valid leasehold interest in all of the Contributed Assets, free and clear of all Liens, except for Permitted Liens that will be discharged at Closing.  The IPG Group has full power, right and authority to sell, assign and convey to the Company good and marketable title to or a valid leasehold interest in the Contributed Assets, free and clear of all Liens other than Permitted Liens.  The Contributed Assets include all rights, assets and property necessary or material to operate the IPG Business as it is currently operated.  No other Person owns or has an interest in any asset used primarily in the IPG Business and such Person has licensed or assigned such rights to the Company.

Section 5.04.

Assumed Contracts.  Section (a) of Schedule 1.01 sets forth a list of all written Contracts to which the IPG Group is a party that relate to the IPG Business.  The IPG Group has heretofore delivered or made available to the Company true and correct copies of the Assumed Contracts, including all amendments, supplements and modifications thereto or waivers currently in effect thereunder.  Since April 1, 2008, there have been no further amendments, supplements, modifications or waivers, whether written or oral, to any Assumed Contract, other than as disclosed in writing to IAHC.  The IPG Group is not in Default in any material respect with respect to, nor to the IPG Group’s Knowledge, is there any Default in any material respect by the other parties to, any Assumed Contract.  Each Assumed Contract is in full force and effect, enforceable against the IPG Group in accordance with its terms.  The IPG Group has neither given nor received from any Person, at any time, any notice regarding any actual, alleged, possible or potential Default under any Assumed Contract.  No party to an Assumed Contract has informed the IPG Group of its intent to cancel or otherwise modify in any material respect, other than in the ordinary course of its relationship with the IPG Group or the IPG Business, or to decrease significantly or limit significantly its purchases, services, supplies or materials under any Assumed Contract.

Section 5.05.

Compliance with Laws.  The IPG Group has not received written notice of any Default under any statute, law, ordinance, regulation, judgment, decree, injunction, ruling, order or rule of any federal, state, municipal, local, foreign or other governmental or quasi-governmental agency or body, including, without limitation, any insurance regulatory agency or body (collectively, “Laws”) applicable to the Contributed Assets or that could reasonably be expected to adversely affect its ability to fulfill its obligations under this Agreement and the other Transaction Documents at and after the Closing.  The IPG Group has never received any notice or other communication from any governmental body regarding any actual or possible violation of, or failure to comply with, any Laws.

Section 5.06.

No Conflicts; Consents.  There are no consents, authorizations and approvals or registrations, filings and notices required with respect to the execution and delivery of this Agreement and any of the other Transaction Documents by the IPG Group nor the performance by it of the transactions contemplated hereby or thereby.  Following the consummation of the transactions contemplated by this Agreement, the Company will own, pursuant to good and marketable title, or lease, under a valid and subsisting lease, or otherwise retain its respective interest in its properties and the Contributed Assets, free and clear of all Liens, other than Permitted Liens, and without incurring any penalty or other adverse consequence, including, without limitation, any increase in rentals, royalties, or licenses or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement.

Section 5.07.

Litigation and Legal Proceedings.  There is no outstanding judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority against the IPG Group or any Contributed Asset or which questions the validity of any action taken or to be taken pursuant to this Agreement or in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement.  There is no litigation, arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority pending, or, to the IPG Group’s Knowledge, threatened, against the IPG Group or any Contributed Asset the result of which, alone or in the aggregate, could reasonably be expected to adversely affect the Contributed Assets or the transactions contemplated by this Agreement, and the IPG Group has no Knowledge of any reasonably likely basis therefor.

Section 5.08.

Tax Matters.  (a)  The Company has heretofore been furnished with true and complete copies of the IPG Group’s tax returns for the last five years (as applicable).  As relates to the Contributed Assets, the IPG Group has timely filed all Tax returns and statements which were required to be filed, and the IPG Group has paid all Taxes due prior to the date hereof and will pay when due all Taxes required to be paid for the period prior to the date hereof, which become due on or before the Closing Date.  All such Tax returns and statements were true, complete and correct in all material respects.  The IPG Group has not waived any statute of limitations in respect of Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency related to the Contributed Assets.  There are no unresolved claims raised by any Tax authority concerning the Tax liability of the IPG Group related to the Contributed Assets.  All Taxes related to the Contributed Assets which the IPG Group is required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid.

(b)

No claim has ever been made in writing by a Tax authority in a jurisdiction where the IPG Group does not file Tax returns that it is or may be subject to taxation by that jurisdiction.  There are no Liens for Taxes upon the Contributed Assets other than for Taxes not yet due.  The IPG Group does not have any liability for the Taxes of any Person (other than the IPG Group) under Treasury Regulation Section 1.1502-6 (or any corresponding provision of state, local or non-U.S. Tax Law), as a transferee or successor, by contract, or otherwise.  Each of IPG, IPA 1 and IPA 2 and its respective shareholders made (i) a valid election for such company to be treated as an “S corporation”, as that term is defined in Section 1361(a) of the Code, for federal income tax purposes and (ii) a similar valid election under the laws of any applicable jurisdiction, and all of such elections will be in effect at the Closing Date (such elections in (i) and (ii) are collectively referred to herein as “S Elections”).  The S Elections have been in effect for each of IPG’s, IPA 1’s and IPA 2’s respective current and all prior taxable years since corporate inception.

Section 5.09.

Transactions with Affiliates.  Other than as disclosed to IAHC in writing, the IPG Group, directly or indirectly, (a) has not borrowed money from, or loaned money to, any Affiliate of the IPG Group that remains outstanding, (b) has not purchased any property or received any services from, or sold any property or provided services to, any Affiliate of the IPG Group, and (c) is not a party to any Contract with any Affiliate of the IPG Group.

Section 5.10.

Intellectual Property.

(a)

The conduct of the IPG Business as currently conducted does not infringe, violate, or misappropriate the Intellectual Property of any Person and the Assigned IP includes all intangible property rights necessary for the operation of the IPG Business as it is currently conducted without infringing, violating, or misappropriating the Intellectual Property of any Person.  The IPG Group is the exclusive owner of all right, title, and interest in and to each of the Assigned IP, free and clear of all Liens, and has the right to use without payment to a third party all of the Assigned IP.  The IPG Group has not entered into any contract limiting its ability to exploit fully any of the Contributed Assets or to transact business in any market or geographical area or with any individual or entity.

(b)

To the IPG Group’s Knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any Assigned IP by any Person.  Other than as previously disclosed in writing to IAHC, the IPG Group has not granted to any Person any license or right to the commercial use of any Intellectual Property owned or controlled by the IPG Group.

Section 5.11.

Stockholders of IPA 1 and IPA 2.  IPG is the sole stockholder of each of IPA 1 and IPA 2.

Section 5.12.

Investment Representations.  The IPG Group understands that: (1) the Membership Interests have not been registered under the Securities Act of 1933, as amended, or any state securities laws (the “Securities Acts”) because the Company is issuing these Membership Interests in reliance upon the exemptions from the registration requirements of the Securities Acts providing for issuance of securities not involving a public offering, (2) the Company has relied upon the fact that the Membership Interests are to be held by IPG for investment, and (3) exemption from registration under the Securities Acts would not be available if the Membership Interests were acquired by the IPG Group with a view to distribution.  Accordingly, the IPG Group hereby confirms to the Company that it is acquiring the Membership Interests for its own account, for investment and not with a view to the resale or distribution thereof.  IPG agrees not to transfer, sell or offer for sale any portion of the Membership Interests unless there is an effective registration or other qualification relating thereto under the applicable Securities Act or unless the holder of the interests delivers to the Company an opinion of counsel satisfactory to the Company that such registration or other qualification under such Securities Act is not required in connection with such transfer, offer or sale.

ARTICLE VI
COMPANY’S REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants, as of the date hereof (except to the extent that a representation or warranty is given as of a particular date in which case such representation or warranty shall be made only as of such particular date), to the IPG Group that:

Section 6.01.

Organization; Qualification.  The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware.  The Company has all necessary power and authority to own, lease and operate its properties and carry on its business as it is now being conducted, and to carry out the transactions contemplated by this Agreement and the other Transaction Documents and to own and operate the Contributed Assets.

Section 6.02.

Authorization; Execution and Delivery of Agreement.  The execution, delivery and performance of this Agreement by the Company and the other Transaction Documents to which it is a party has been duly and validly authorized and approved by all necessary limited liability company action. This Agreement is, and each of the other Transaction Documents when delivered and executed will be, a valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors’ rights generally.

ARTICLE VII
INDEMNIFICATION

Section 7.01.

Indemnification by the IPG Group.  Subject to the terms of this Article VII, each of the members of the IPG Group, jointly and severally, agrees to indemnify and reimburse the Company and IAHC and each of their respective, officers, directors, employees and Affiliates (the “Indemnified Company Parties” and each, an “Indemnified Company Party”) and hold each Indemnified Company Party harmless from and against and in respect of any Liability, action, suit, demand, judgment, diminution in value, cost of investigation and attorney fees (but excluding the Assumed Liabilities) (collectively, “Losses”), sustained, incurred or paid by any Indemnified Company Party in connection with, resulting from or arising out of, directly or indirectly: (a) any breach of a representation or warranty on the part of the IPG Group under this Agreement, (b) any breach or nonfulfillment of any covenant on the part of the IPG Group under this Agreement, (c) any Excluded Liability, (d) any Excluded Asset, (e) the Contributed Assets for the period prior to the Closing, (f) any violation of Laws resulting from the operation of the Contributed Assets prior to the Closing Date, including, without limitation, any Laws regarding privacy or data collection or distribution, or (g) any and all Taxes (i) that are obligations of the IPG Group or any of its Affiliates or (ii) which are Pre-Closing Taxes that arise out of the Contributed Assets (including any such Taxes which become legal liabilities of the Company as a transferee of the Contributed Assets).

Section 7.02.

Indemnification by the Company. Subject to the terms of this Article VII, the Company agrees to indemnify and reimburse the IPG Group and its officers, employees, representatives and agents (the “Indemnified IPG Parties” and each, an “Indemnified IPG Party”) and hold each Indemnified IPG Party harmless from and against and in respect of any Losses suffered, sustained, incurred or paid by any Indemnified IPG Party in connection with, resulting from or arising out of, directly or indirectly: (a) any breach of a representation or warranty on the part of the Company under this Agreement or (b) any breach or nonfulfillment of any covenant on the part of the Company under this Agreement.

Section 7.03.

Notice of Claims; Defense of Third Party.

(a)

A party claiming indemnification under this Article VII (the “Asserting Party”) must promptly notify (in writing and in reasonable detail) the party from which indemnification is sought (the “Defending Party”) of the nature and basis of such claim for indemnification.  If such claim relates to a claim, suit, litigation or other action by a third party against the Asserting Party or any Liability to a third party (a “Third Party Claim”), the Defending Party may elect to assume such Liability and control the defense of the Third Party Claim at its own expense with counsel selected by the Defending Party.  Assumption of such Liability, as against the Asserting Party, shall act as a final determination that a claim is indemnifiable but shall not be deemed an admission of liability as against any such third party.  If the Defending Party assumes liability for the Third Party Claim as against the Asserting Party and assumes the defense and control of the Third Party Claim pursuant to this Section 7.03, the Asserting Party may participate in the defense of such Third Party Claim through counsel of its choosing, but the Defending Party shall not be liable for any fees and expenses of counsel for the Asserting Party incurred thereafter in connection with the Third Party Claim (unless the Asserting Party and Defending Party have conflicting interests in such proceeding based upon advice from counsel, in which case, the fees and expenses of counsel of the Asserting Party shall be considered a Loss for purposes of this Agreement), provided, however, that no Defending Party shall, without the prior written consent of the Asserting Party, consent to the entry of any judgment against the Defending Party or enter into any settlement or compromise which (i) does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Asserting Party of a release, in form and substance reasonably satisfactory to the Asserting Party from all liability in respect of such claim or litigation, or (ii) includes terms and conditions that adversely affect the Asserting Party; provided further, however, that in the case of clause (ii), the Asserting Party may not unreasonably withhold such consent.

(b)

If the Defending Party does not assume liability for, and the defense of, the Third Party Claim pursuant to this Section 7.03, the Asserting Party shall have the right (i) to control the defense thereof, and (ii) if the Asserting Party shall have notified the Defending Party of the Asserting Party’s intention to negotiate a settlement of the Third Party Claim (at the Defending Party’s expense to the extent the matter is determined to be subject to indemnification hereunder), which notice shall include the material terms of any proposed settlement in reasonable detail, the Asserting Party may settle the Third Party Claim (at the Defending Party’s expense to the extent the matter is determined to be subject to indemnification hereunder) on terms not materially inconsistent with those set forth in such notice.  The Asserting Party shall not be entitled to settle any such Third Party Claim pursuant to the preceding sentence unless such settlement includes an unconditional release of the Defending Party by the Third Party claimant on account thereof.

(c)

The Asserting Party and the Defending Party shall use all commercially reasonable efforts to cooperate fully with respect to the defense and settlement of any Third Party Claim covered by this Article VII.  The failure of any indemnified party to give an indemnifying party a notice of claim shall not relieve the indemnifying party from any liability in respect of such claim, demand or action which it may have to such indemnified party on account of the indemnity agreement of such indemnifying party contained in this Article VII, except to the extent such indemnifying party can establish actual prejudice and direct damages as a result thereof.

Section 7.04.

Survival of Representation and Warranties.  All representations and warranties made by the parties in this Agreement or in any certificate, schedule, statement, document or instrument furnished hereunder or in connection with the execution and performance of this Agreement shall survive for a period lasting twelve (12) months after Closing, except that (a) representations pertaining to organization, qualification, authorization, execution and delivery of the Agreement and Transaction Documents, and title to and condition of the Contributed Assets shall survive indefinitely, (b) representations pertaining to taxes  shall survive until three (3) months after the expiration of the applicable statute of limitations, and (c) any willful misrepresentation or fraud shall survive Closing indefinitely.  Any representation or warranty relating to a claim of a type which is covered by a notice submitted within the notice periods hereof shall survive until such claim is resolved.  The right to indemnification hereunder shall not be affected by any investigation or audit conducted before or after the Closing Date or the actual or constructive knowledge of any party and each party shall be entitled to rely upon the representations and warranties set forth herein regardless of any such investigation or knowledge.

Section 7.05.

Recovery.  The amount to which indemnified parties may become entitled under this Article VII shall be net of any actual recovery (whether by way of payment, discount, credit, off-set, counterclaim or otherwise) received from a third party (including any insurer) less any cost associated with receiving such recovery in respect of a claim with respect thereto.

ARTICLE VIII
COVENANTS AND GENERAL PROVISIONS

Section 8.01.

Non-Compete and Non-Disclosure Agreements.  Immediately upon the occurrence of the Closing, certain officers of the Company (idenitifed by IAHC) shall enter into non-compete and non-solicit agreements with the Company on terms and conditions reasonably acceptable to IAHC.

Section 8.02.

Public Disclosure.  Neither the IPG Group nor the Company shall issue any press release or make any statement or disclosure regarding the terms of this Agreement or the transactions contemplated hereby without the prior approval of the other parties (which approval shall not be unreasonably withheld), except as may be required by law.

Section 8.03.

Notices.  All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section 8.03), commercial (including FedEx) or U.S. Postal Service overnight delivery service, or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

If to the Company, addressed to:

Independent Producers of America, LLC

c/o American Independence Corp.

485 Madison Avenue, 14th Floor

New York, NY 10022

Attention:  General Counsel

Fax:  (212) 504-0894

If to the IPG Group, addressed to:

c/o Independent Producers of America, LLC

4929 West Royal Lane, 2nd Floor

Irving, Texas 75063

Notices shall be deemed given upon the earlier to occur of (a) receipt by the party to whom such notice is directed; (b) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (c) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (d) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

Section 8.04.

Expenses.  Each party shall bear its own expenses and costs, including the fees of any attorney retained by it incurred in connection with the negotiation and preparation of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

Section 8.05.

Transfer Taxes.  All use, sales, transfer and other similar transaction taxes, if any, which are imposed solely and directly by reason of the sale and delivery of the Contributed Assets to the Company under this Agreement shall be borne equally by the IPG Group and the Company.  Notwithstanding anything else to the contrary set forth in this Section 8.05, the Company shall in no event be responsible in any manner for the payment of any taxes on any gross or net income, gross or net receipts or gain which the IPG Group may realize as a result of the sale of the Contributed Assets or otherwise related to the transactions contemplated by this Agreement.

Section 8.06.

Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).  None of the parties hereto has agreed with or represented to any other party that the provisions of this Section will not be fully enforced in all instances.

Section 8.07.

Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.  NO PARTY HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 8.08.

Consent to Jurisdiction; Waiver of Jury Trial.

(a)

EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION 8.08 OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

(b)

EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS.  IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 8.03 OF THIS AGREEMENT.

Section 8.09.

Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the IPG Group without the prior written consent of the other parties.  The Company may assign this Agreement or its rights, interests or obligations hereunder to one or more designees that is an Affiliate of the Company.

Section 8.10.

Successors and Assigns.  All agreements made and entered into in connection with this transaction shall be binding upon and inure to the benefit of the parties hereto, their successors, heirs and permitted assigns.

Section 8.11.

Amendments; Waivers.  No alteration, modification or change of this Agreement shall be valid except by an agreement in writing executed by the parties hereto.  Except as otherwise expressly set forth herein, no failure or delay by any party hereto in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege.  No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default.  No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

Section 8.12.

Entire Agreement.  This Agreement, including the schedules, exhibits and other documents referred to herein which form a part of this Agreement, and the other Transaction Documents merge all previous negotiations and agreements between the parties hereto, either verbal or written, including without limitation one or more letter of intent among the parties hereto pertaining to the transactions contemplated hereby, each of which is hereby terminated as of the date hereof, and constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof.

Section 8.13.

Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All counterparts shall be construed together and shall constitute one instrument.  Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

Section 8.14.

Severability.  If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law, but only as long as the continued validity, legality and enforceability of such provision or application does not materially (a) alter the terms of this Agreement, (b) diminish the benefits of this Agreement or (c) increase the burdens of this Agreement, for any person.

Section 8.15.

Section Headings.  The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

Section 8.16.

Interpretation.  As all parties hereto have participated in the drafting of this Agreement, any ambiguity shall not be construed against any party as the drafter. Unless the context of this Agreement clearly requires otherwise, (a) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (b) “including” has the inclusive meaning frequently identified with the phrase “including, but not limited to” and (c) references to “hereof,” “hereunder” or “herein” or words of similar import relate to this Agreement and not merely to the specific section, subsection, paragraph or clause where such terms appear.

Section 8.17.

Third Parties.  Nothing herein, expressed or implied, is intended to or shall confer on any Person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 8.18.

Certain Defined Terms.  For purposes of this Agreement (including the Schedules hereto) the terms defined in this Agreement shall have the respective meanings specified herein, and, in addition, the following terms shall have the following meanings:

“Affiliate” means, as to any Person, (a) any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any other person who is an officer, director, manager or member of such Person.  The term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by Contract or otherwise.

“Agreement” has the meaning specified in the preamble hereof.

“Asserting Party” has the meaning specified in Section 7.03(a).

“Assigned IP” means all Intellectual Property included in the Contributed Assets.

“Assumed Contracts” means all Contracts set forth on Schedule 1.01.

“Assumed Liabilities” has the meaning specified in Section 1.03(a)(ii).

 “Bill of Sale” has the meaning specified in Section 3.01.

“Cash Consideration” has the meaning specified in the Recitals.

“Closing” has the meaning specified in Article IV.

“Closing Date” has the meaning specified in Article IV.

“Code” has the meaning specified in Section 1.04.

“Company” has the meaning specified in the preamble hereof.

 “Contract” means any written or oral contract, agreement, lease, license, instrument, or other document or commitment, arrangement, undertaking, practice or authorization that is binding on any Person or its property under any applicable Law.

“Contributed Assets” has the meaning specified in Section 1.01.

“Default” means (a) a breach, default or violation, (b) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or cause a Lien to arise, or (c) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, cancellation, amendment, renegotiation, acceleration or a right to receive damages or a payment of penalties.

“Defending Party” has the meaning specified in Section 7.03(a).

“Excluded Assets” are the assets set forth in Schedule 1.02.

“Excluded Liabilities” has the meaning specified in Section 1.03(b).

“IAHC” has the meaning set forth in the Recitals.

“Indemnified Company Parties” has the meaning specified in Section 7.01.

“Indemnified IPG Parties” has the meaning specified in Section 7.02.

 “Intellectual Property” means (a) all patents, patent applications and inventions and discoveries that may be patentable, whether foreign or domestic, including all reissues, continuations, divisions, continuations in part and renewals and extensions thereof, (b) all rights in Internet web sites, URLs and addresses, and Internet domain names and domain name registrations, (c) all fictional or assumed business names, trade names, registered and unregistered trademarks, service marks, logos and registrations and applications for registration, extensions, renewals and reservations thereof together with all of the goodwill associated therewith, (d) works of authorship and all copyrights (registered or unregistered) published or unpublished and all goodwill connected therewith and registrations, applications for registrations, extensions, renewals and reservations thereof, (e) mask works and registrations and applications for registration thereof, (f) trade secrets and other confidential information, including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial and marketing plans and customer and supplier lists and information, (g) all moral rights and all other intellectual property rights and (h) copies and tangible embodiments thereof (in whatever form or medium).

“IPA 1” has the meaning specified in the preamble hereof.

“IPA 2” has the meaning specified in the preamble hereof.

“IPG” has the meaning specified in the preamble hereof.

“IPG Business” has the meaning specified in the Recitals.

“IPG Group” has the meaning set forth in the preamble hereof.

“IPG Group’s Knowledge” or “to the knowledge of IPG Group” or any similar phrase means the actual knowledge of the officers of IPG.

“Laws” has the meaning specified in Section 5.05.

“Liability” means any liability, indebtedness, obligation, expense, claim, loss, cost, damage, obligation, responsibility, guaranty or endorsement of or by any Person, absolute or contingent, accrued or unaccrued, known or unknown, due or to become due, liquidated or unliquidated, whether or not secured.

“Liens” has the meaning specified in Section 1.01.

“Losses” has the meaning specified in Section 7.01.

“Membership Interests” has the meaning specified in the Recitals.”.

“Operating Agreement” has the meaning specified in the Recitals.

“Permitted Liens” means any liens or other encumbrances for taxes and assessments not yet past due or the non-payment of which is being diligently contested in good faith by appropriate action and for which adequate reserves have been set aside on the IPG Group’s books.

“Person” means any corporation, partnership, limited liability company, joint venture, business association, other entity or individual.

“Pre-Closing Taxes” means (i) any Tax liability of the IPG Group or any of its Affiliates that is due on or before the Closing Date, (ii) any Tax which is payable for a Tax period that ends on or before the Closing Date and which is not due until after the Closing Date, and (iii) with respect to a Tax which is payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax that is related to the portion of such Tax period ending on and including the Closing Date, which portion of such Tax shall (A) in the case of any Taxes other than gross receipts, sales or use Taxes or Taxes based upon or related to income, be deemed to be the amount of such Tax for the entire Tax period (which period, with respect to personal property, ad valorem and real property Taxes, shall be the calendar year in which the assessment date for such Tax falls) multiplied by a fraction the numerator of which is the number of days in the Tax period ending on and including the Closing Date and the denominator of which is the number of days in the entire Tax period, and (B) in the case of any Taxes based upon or related to income and any gross receipts, sales or use Taxes, be deemed equal to the amount which would be payable if the relevant Tax period ended on and including the Closing Date.

“Securities Acts” has the meaning specified in Section 5.17.

“S Elections” has the meaning specified in Section 5.08(b).

“Taxes” means any taxes, duties, assessments, fees, levies, or similar governmental charges, together with any interest, penalties, and additions to tax, imposed by any taxing authority, wherever located (i.e., whether federal, state, local, municipal, or foreign), including all net income, gross income, gross receipts, net receipts, sales, use, transfer, franchise, privilege, profits, social security, disability, withholding, payroll, unemployment, employment, excise, severance, property, windfall profits, value added, ad valorem, occupation, or any other similar governmental charge or imposition.

“Third Party Claim” has the meaning specified in Section 7.03(a).

“Transaction Documents” means this Agreement, the Bill of Sale and all other agreements, documents and instruments executed in connection herewith or required to be executed and/or delivered by the parties or any one or more of them in accordance with the provisions of this Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Contribution Agreement to be executed by its duly authorized representative as of the day and year first above written.

INDEPENDENT PRODUCERS OF AMERICA, LLC By: /s/ Jeffrey C. Smedsrud Name: Mr. Jeffrey C. Smedsrud Title: Chief Executive Officer

INSURANCE PRODUCERS GROUP

OF AMERICA, INC.

By:  /s/ Richard K. Pertile

  Name: Mr. Richard K. Pertile

  Title: President

INSURANCE PRODUCERS OF

AMERICA AGENCY, INC.

By:  /s/ Richard K. Pertile

  Name: Mr. Richard K. Pertile

  Title: President

INDEPENDENT PRODUCERS OF

AMERICA AGENCY, INC.

By:  /s/ Richard K. Pertile

  Name: Mr. Richard K. Pertile

  Title: President